SECURITIES AND EXCHANGE COMMISSION

                         Washington D.C. 20549



                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934



Date of Report (Date of earliest event reported): October 30, 2000



                        FRENCH FRAGRANCES, INC.
        (Exact name of registrant as specified in its charter)



           Florida                  1-6370             59-0914138
(State or other jurisdiction     (Commission         (IRS Employer
        of incorporation)        File Number)      Identification No.)


14100 N.W. 60th Avenue
Miami Lakes, Florida                           33014
(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (305) 818-8000



 ____________________________________________________________________
     (Former name or former address, if changed since last report)

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Item 5.     Other Events.
            ------------

     On October 30, 2000, French Fragrances, Inc. (The "Company") entered into a definitive agreement to acquire the Elizabeth Arden prestige fragrance, cosmetics and skin care lines and the Elizabeth Taylor prestige fragrance lines. Filed herewith and incorporated herein by reference is a copy of the Company press release, dated October 31, 2000, announcing the transaction.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.
            ---------------------------------------------------------

       (c)  Exhibits.

            (99) Press Release dated October 31, 2000.



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FRENCH FRAGRANCES, INC.


Date:  October 31, 2000.       /s/ E. Scott Beattie
                               ------------------------
                               E. Scott Beattie
                               Chairman, President and
                                Chief Executive Officer



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                        FRENCH FRAGRANCES, INC.

                               FORM 8-K

                            CURRENT REPORT

                             Exhibit Index
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Exhibit No.        Description                               Page
-----------        -----------                               ----
  (99)             Press Release dated October 31, 2000.       4

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